$115 MILLION CONVERTIBLE BOND ISSUANCE February 13, 2013 Exhibit 99.2

1
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,”
“expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all “forward-looking statements,”
Encore Capital Group, Inc. (the “Company”) claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The
Company disclaims any intent or obligation to update these forward-looking statements.

IN THE 4 QUARTER OF 2012, WE RAISED $115 MILLION THROUGH
THE ISSUANCE OF A CONVERTIBLE BOND
2
Encore issued a convertible bond to Qualified Institutional Buyers, raising $115 million
(1)
at an
annual coupon of 3.0%, with a conversion premium of 25.0% above the stock price at issue
($31.5625)
(2)
Simultaneously with the issuance of the convertible bond:
Encore purchased a bond hedge in the over-the-counter equity derivatives market
(effectively repurchasing the call-option embedded in the convertible bond)
Encore sold warrants at 75.0% above the stock price at issue ($44.1875)
(2)
– The purchased call options are considered integrated with the convertible bond from a tax perspective and, as a result, the cost of the options is deductible for tax purposes
– The sold warrants expire 3 months after the bond hedge
Concurrent with the transaction, Encore repurchased shares worth $25 million pursuant to a share repurchase program
Overview of the Offering
A
B
3
1. Comprised of a $100 million offering on November 27, 2012 and a $15 million overallotment option exercised on December 6, 2012
2. The stock price at issue was $25.25

TH

THE COMBINATION OF THE CONVERTIBLE BOND WITH A BOND HEDGE PLUS
WARRANTS EFFECTIVELY INCREASED THE CONVERSION PREMIUM TO 75%

• Encore issued a convertible bond with a conversion price of $31.5625 (25% above stock price at issue)
– With net share settlement, if the stock price is above the conversion price at maturity, Encore would deliver the original issue amount in cash and the incremental value above the conversion price in shares
• Encore purchased a bond hedge in the over-the-counter derivatives market (i.e., Encore purchased back the call option embedded in the convertible bond)
– If the stock price is above the conversion price at maturity, Encore would receive the incremental value above the conversion price in shares from the bond hedge counterparties
• Encore sold a warrant with a strike price of $44.1875 (75% above stock price at issue) in the over-the-counter derivatives market
– If the stock price is above the warrant strike price at maturity, Encore would deliver the incremental value above the warrant strike price in shares to the warrant counterparties
• In effect, it is as if Encore had issued a convertible bond with a conversion price of $44.1875 (the warrant strike price)
– If the stock price is above the warrant strike price at maturity, Encore will deliver the original issue amount in cash and the incremental value above the warrant strike price in shares
Step 1: Issue Convertible Bond
Step 2: Purchase Bond Hedge
Step 3: Sell Warrants
Net Effect: Convertible with Bond Hedge + Warrants
1. Value measured as a percentage of par
Value Delivered by Encore at Maturity
(1)
5
8
10
13
15
100%
Stock Price
$31.5625
5
8
10
13
15
0%
Stock Price
$31.5625
5
8
10
13
15
0%
Stock Price
$44.1875
5
8
10
13
15
100%
Stock Price
$44.1875

THE BOND HEDGE IS TREATED AS EQUITY FOR ACCOUNTING
PURPOSES AND HAS TAX BENEFITS

Tax Considerations
Bond Hedge Plus Warrants Accounting
Net Share Settled Convertible Accounting
Description Balance Sheet Income Statement
Net Share Settlement
Accounting Method
Encore pays par in cash
and delivers shares for the
in-the-money amount of
the conversion option
• Balance sheet: Debt
plus option
• Interest expense:
Straight debt cost
• EPS dilution: Treasury
stock method
• The debt component is the estimated
fair value, as of the issuance date, of a
similar bond without the conversion
feature
– The remainder is additional paid-
in capital
• The debt component is subsequently
accreted to par over its expected life,
with interest expense that reflects the
convertible coupon plus amortization
of the bond discount
• Illustration: Convertible coupon is
3.0%, straight cost of debt is 6.0%,
maturity is 5 years, and issue size is
$115 million
– The debt component is initially
recorded at $100.3 million
(present value of cash flows
discounted at the straight cost of
debt), with the remaining $14.7
million recorded as a component
of equity
– The end of year 1 value of the
debt component is $100.3 million
+ $2.6 million amortization of
bond discount = $102.9 million (1)
• Interest expense is calculated as
follows:
– Year 1 interest expense is $6.1
million, cash interest = $3.5
million and amortization of bond
discount is $2.6 million (1)
• The Treasury stock method is used to
determine shares added to total
shares outstanding
– This is only applicable when the
stock trades above the conversion
price of $31.5625
• The purchased call options (bond hedge) reduce equity and the sold warrants increase equity; equity is reduced by the net amount
– The purchased call options and sold warrants are identified as equity pursuant to EITF 00-19
– The bond hedge and warrants premium are not expensed and they are not marked to market
• The purchased call options are ignored for EPS purposes
• The sold warrants are accounted for pursuant to the Treasury Stock Method
• The Convertible Bond is treated as debt issued at a discount (convertible face value minus cost of bond hedge)
• The discount is amortized as interest expense over the life of the bond
• This results in deductions being taken at Encore’s straight cost of debt (on the accreted balance sheet liability)
• The proceeds from the sold warrants are tax-free
1. Refer to page 5 and Appendix A for bond amortization schedule

Debt Accretion Schedule
Year Interest (1)
Coupon
Payment
Amort. of
Discount
EOP Debt
Balance
(2)
A
B C D
6.0%*D
(t-1)
3.0%*Par A + B D
(t-1)
+C
0 100.3
1 6.1 (3.5) 2.6 102.9
2 6.2 (3.5) 2.8 105.7
3 6.4 (3.5) 2.9 108.6
4 6.6 (3.5) 3.1 111.7
5 6.8 (3.5) 3.3 0.0
D
(t-1)
: Previous period accounting debt balance
Assumptions
Base Offering Size $115.0 million
Maturity (Years) 5
Convertible Coupon 3.00%
Conversion Premium 25.0%
Straight Debt Cost 6.00%
Bond Component $100.3 million
Tax Rate 39.0%
THE ACCOUNTING RULES RESULT IN A DIFFERENCE BETWEEN
CASH AND REPORTED INTEREST EXPENSE
5
1. Interest calculated on a semi-annual basis
2. End of Period (“EOP”) accounting debt balance is net of the net any paydown on the convertible bond; refer to
Appendix A for additional calculation detail
Present Value of convertible
bond cash flows discounted
at the equivalent cost of
straight debt
Accounting Overview of Settlement
Net Share Settled
What Happens Upon Conversion? Par paid in cash and (Conversion Value - Par) delivered in stock
Upfront Balance Sheet
Debt 100.3
Equity component 14.7
Interest Expense in Year 1 (Annualized)
Convertible coupon (cash interest expense) 3.5
Accretion (non-cash interest expense) 2.6
Total interest expense 6.1
Tax benefit
(2.4)
After-tax interest expense
3.7
EPS Calculation
Method Debt and Equity
: Coupon + Accretion deducted from earnings
Shares Outstanding
: In-the-money amount included in share count under
treasury stock method (underlying shares x (current share price - conversion price) / current share price)
Description
Interest Expense

THE STRUCTURE RESULTS IN A FAVORABLE AFTER-TAX INTEREST
RATE

Pre-tax Interest Rate Calculation
• # of semi-annual payments: 10
• Semi-annual coupon: $1.73 million
• Upfront proceeds: $103.4 million
• Maturity value: $115 million
Annualized IRR: 5.33%
1
1. Assumes Encore’s effective tax rate of 39% and implied cost of straight debt at 6.0%; refer to Appendix A for additional calculation detail
Convertible Terms
Offering Size $115.0 million
Ranking Senior Unsecured
Coupon 3.00%
Conversion Premium 25.00%
Share Price at Issuance $25.25
Conversion Price $31.5625
Maturity 5 Years
Settlement Method Net Share Settlement
Call Protection Non-Call Life
Bond Hedge Plus Warrants With Overlay
Maturity 5 Years
Bond Hedge Strike (%) / Bond Hedge Strike ($) 25.0% / $31.5625
Warrant Strike (%) / Warrant Strike ($) 75.0% / $44.1875
Net Premium / % of Proceeds $11.6 million / 10.1%
Net Proceeds $103.4 million
Implied effective pre-tax interest rate on proceeds
(including cost of Bond Hedge and Warrants)
5.33%
Implied effective after-tax interest rate on proceeds (1)
3.03%
1

EPS Accretion / Dilution Analysis
(1), (2)
Net Share Settled
$million, unless otherwise stated
FY12
Illustrative
Annual Impact
(4)
Stock Price Assumption ($) $25.25 $50.50
GAAP Income from Continuing Operations 78.6 157.1
Pro Forma Adjustments
After-Tax Cash Interest Expense from Convertible Bond (2.1) (2.1)
After-Tax Amortization Expense (1.6) (1.6)
After-Tax Interest Savings from Debt Paydown 1.8 -
Adjusted GAAP Income from Continuing Operations 76.7 153.4
Adjusted Non-GAAP Income from Continuing Operations (5)
78.3 155.0
Stock Price ($) $25.25 $50.50
Conversion Price ($) $31.56 $31.56
Warrants Strike Price ($) $44.19 $44.19
Fully Diluted Shares Outstanding (million) 25.8 25.8
Pro Forma Adjustments
Share Dilution from Base Convertible (million) - 1.4
Share Dilution from Warrants (million) - 0.5
Shares Repurchased (million) (1.0) (1.0)
Adjusted Fully Diluted Shares (million) 24.8 26.7
GAAP EPS from Continuing Operations ($) $3.04 $6.08
Illustrative Pro Forma GAAP Accounting EPS from Continuing Operations ($) $3.09 $5.75
Illustrative Accretion / Dilution (%) 1.6% (5.4%)
Illustrative Pro Forma Non-GAAP Accounting EPS from Continuing Operations ($)
(5) $3.15 $5.81
Illustrative Pro Forma Non-GAAP Economic EPS from Continuing Operations ($)
(5), (6) $3.15 $6.13
Assumptions
Stock Price at Issue $25.25
Illustrative Stock Price $50.50
Wgt. Avg. Diluted Shrs Outstanding 25.8 million
Illustrative Annual EPS $6.08
Interest Rate on Existing Revolver 4.0%
Share Repurchase Amount $25.0 million
Paydown of Revolver with Proceeds $74.5 million
Tax Rate 39.0%
Convertible Terms
Offering Size $115 million
Convertible Coupon 3.00%
Conversion Premium 25.0%
Maturity 5 Years
Conversion Price $31.56
Underlying Shares 3.6 million
Bond Component $100.3 million
Assumed Straight Debt Cost 6.00%
Bond Hedge Plus Warrants
Bond Hedge Premium 19.70%
Bond Hedge Strike Price $31.56
Warrants Strike Price $44.19
Net Premium (cost) 10.1%
Net Proceeds $103.4 million
AT AN ILLUSTRATIVE PRICE ABOVE $50 PER SHARE, THERE IS ACCOUNTING
DILUTION, BUT NO ECONOMIC DILUTION DUE TO THE SHARE REPURCHASE
7
Economic EPS excludes
dilution from the base
convertible bond
1. Pro forma adjustments give effect to the issuance of the convertible bond and the repurchase of $25 million of common stock
2. Refer to Appendix B for additional detail on the calculation of EPS
3. Represents stock price at issuance of convertible bond
4. Illustrative scenario assumes 100% growth in stock price and income
5. “Non-GAAP” EPS excludes the pro forma adjustment for after-tax amortization of bond discount (non-cash interest expense)
6. “Economic” EPS excludes dilution from the base convertible bond
(3)

Conversion Price
$31.56
Warrant Strike Price
$44.19
Stock Price ($)
Illustrative Stock Price
$50.50
$5.81
$6.13
$6.08
$5.75
$5.40
$5.60
$5.80
$6.00
$6.20
$6.40
$20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60
Pre-Transaction Illustrative GAAP EPS
Accounting GAAP EPS of Convertible Bond with Bond Hedge and Warrants
Economic Non-GAAP EPS of Convertible Bond with Bond Hedge and Warrants
Accounting Non-GAAP EPS of Convertible Bond with Bond Hedge and Warrants
Illustrative Diluted EPS Sensitivity Analysis
Accounting vs. Economic EPS ($)
FROM AN ECONOMIC PERSPECTIVE, SHARE DILUTION RESULTING FROM THE
BASE CONVERTIBLE BOND IS OFFSET BY THE BOND HEDGE
8
Conversion Price
$31.56
Warrant Strike Price
$44.19
Stock Price ($)
Illustrative Stock Price
$50.50
$5.81
$6.13
$6.08
$5.75
Non-GAAP EPS reflects the impact of:
•After-tax cash interest expense on the
convertible bond (excludes after-tax
amortization of the bond discount)
•$25MM share repurchase

(0.8)
(0.6)
(0.4)
(1.0)
(1.2)
(1.0)
(0.8)
(0.6)
(0.4)
(0.2)
0.0
$29.00 $32.00 $35.00 $38.00 $41.00 $44.00 $47.00 $50.00 $53.00
Stock Price at Conversion
(4.7%)
(3.9%)
(3.1%)
(2.4%)
(1.6%)
(0.8%)
(0.0%)
Net Share Settlement (with Bond Hedge and Warrants)
Net shares issued / (repurchased) as % of Total Shares Outstanding
THE COMBINATION OF THE BOND HEDGE PLUS WARRANTS AND THE SHARE
BUYBACK RESULTS IN A NET REDUCTION IN SHARES OUTSTANDING
9
1. $25.25 stock price at issuance. 25.8 million weighted average diluted shares outstanding
Net Change in Share Count at Maturity
(1)
In millions
Net Share Settled Convertible
with Bond Hedge and Warrants
• With the net share settlement
feature, Encore would repay the
original issue amount in cash and
the in-the-money amount above
the warrants strike price in stock,
reducing the number of shares
issued upon conversion
• Given the upfront buyback and
the net share settlement option,
Encore’s total shares outstanding
decrease as a result of the
transaction
Conversion Price:
$31.56
Warrant Strike Price:
$44.19
Net Change in Share Count at Maturity - Net Share Settled Convertible with Bond Hedge and Warrants alongside upfront buyback
3.000% up 25.0%, $44.19 upper strike (75.0% effective premium), $25MM Buyback
A B C = Max(0, A-$44.19) D = B*C E = D/A F G = E - F
($ per share) ($MM)
$29.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$32.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$35.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$38.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$41.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$44.00 3.6 $0.00 0.0 0.0 1.0 (1.0)
$47.00 3.6 $2.81 10.2 0.2 1.0 (0.8)
$50.00 3.6 $5.81 21.2 0.4 1.0 (0.6)
$53.00 3.6 $8.81 32.1 0.6 1.0 (0.4)
Shares
Repurchased
(MM)
Net Shares
Issued
(MM)
In-the-Money Amount incl.
Bond Hedge Plus Warrants
Stock Price At
Conversion
Shares
Underlying
Number of
Shares
(MM)

After-tax Interest Rate
(1)
$ millions
Year
Interest
(2)
Coupon
Payment
Amortization
of Discount
Debt Proceeds /
Paydown
End of Period
Accounting
Debt Balance
Interest Tax
Shield Net Cash Flow
A
B C D E F
B+D+F
6.0%*E
(t-1)
3.0%*Par A + B E
(t-1)
+C+D 39.0%*A
0 0.0 103.4
100.3 103.4
1 6.1 (3.5) 2.6
102.9
2.4
(1.1)
2 6.2 (3.5) 2.8
105.7
2.4
(1.0)
3 6.4 (3.5) 2.9
108.6
2.5
(1.0)
4 6.6 (3.5) 3.1
111.7
2.6
(0.9)
5 6.8 (3.5) 3.3 (115.0)
-
2.6
(115.8)
After-tax Interest Rate 3.03%
E
(t-1)
: Previous Period Accounting Debt Balance
APPENDIX A: AFTER-TAX INTEREST RATE CALCULATION DETAIL
10
1. Amounts may not total due to rounding
2. Interest calculated on a semi-annual basis
3. At period 0, the end of period accounting debt balance represents the present value of the  convertible bond cash flows discounted at an implied straight cost of debt of 6%
(3)

APPENDIX B: EPS CALCULATION DETAIL

1. Pro forma adjustments give effect to the issuance of the convertible bond and the repurchase of $25 million of common stock
2. “Non-GAAP” EPS excludes the pro forma adjustment for after-tax amortization of bond discount (non-cash interest expense)
3. “Economic” EPS excludes dilution from the base convertible bond
EPS Accretion / (Dilution) Calcluation Detail
$million, unless otherwise stated Formula
Illustrative
Annual Impact
GAAP Income from Continuing Operations A 157.1
Pro Forma Adjustments
After-Tax Cash Interest Expense from Convertible Bond B (2.1)
After-Tax Amortization Expense C (1.6)
After-Tax Interest Savings from Debt Paydown D 0.0
Adjusted GAAP Income from Continuing Operations E = A+B+C+D 153.4
Adjusted Non-GAAP Income from Continuing Operations
(2)
F = E-C 155.0
Underlying Shares (million)
G 3.6
Stock Price ($) H $50.50
Conversion Price ($) I $31.56
Warrants Strike Price ($) J $44.19
Fully Diluted Shares Outstanding (million) K 25.8
Pro Forma Adjustments
Share Dilution from Base Convertible (million)
L=G*(H-I)/H
1.4
Share Dilution from Warrants (million)
M=G*(H-J)/H
0.5
Shares Repurchased (million) N (1.0)
Adjusted Fully Diluted Shares (million) O=K+L+M+N 26.7
GAAP EPS from Continuing Operations ($) P=A/K 6.08
Illustrative Pro Forma GAAP Accounting EPS from Continuing Operations ($) Q=E/O 5.75
Illustrative Accretion / Dilution (%) (Q-P)/P (5.38%)
Illustrative Pro Forma Non-GAAP Accounting EPS from Continuing Operations ($)
(2) F/O 5.81
Illustrative Pro Forma Non-GAAP Economic EPS from Continuing Operations ($)
(2), (3)
F/(O-L) 6.13
Net Share Settled
(1)